EXHIBIT 1

                         FORM OF UNDERWRITING AGREEMENT

                                                                __________, 1995

Sysco Corporation
1390 Enclave Parkway
Houston, Texas 77077-2099

Ladies and Gentlemen:

            We ([COLLECTIVELY,] the "Manager") are acting on behalf of the underwriter or underwriters (including ourselves) named below (such underwriter or underwriters being herein called the "Underwriters"), and we understand that Sysco Corporation, a Delaware corporation (the "Company"), proposes to issue and sell [CURRENCY AND PRINCIPAL AMOUNT] aggregate principal amount of [FULL TITLE OF DEBT SECURITIES] (the "Offered Securities"). (The Offered Securities may also be referred to herein as the "Debt Securities.") The Offered Securities will be issued pursuant to the provisions of a [SENIOR OR SUBORDINATED] Debt Indenture dated as of __________, 1995 (the "Indenture") between the Company and [NAME OF TRUSTEE], as Trustee (the "Trustee").

            Subject to the terms and conditions set forth or incorporated by reference herein, the Company hereby agrees to sell and the Underwriters agree to purchase, severally and not jointly, the respective principal amounts of Offered Securities set forth below opposite their names at a purchase price of ______% of the principal amount of Offered Securities [, PLUS ACCRUED INTEREST, IF ANY, FROM [DATE OF OFFERED SECURITIES] TO THE DATE OF PAYMENT AND DELIVERY]:(1)
                                             Principal Amount of
                   Name                      Offered Securities
                   ----                      -------------------


        Total .................

            [THE AGGREGATE PRINCIPAL AMOUNT OF OFFERED SECURITIES TO BE PURCHASED BY THE SEVERAL UNDERWRITERS SHALL BE REDUCED BY THE AGGREGATE PRINCIPAL AMOUNT OF OFFERED SECURITIES SOLD PURSUANT TO DELAYED DELIVERY CONTRACTS.](2)
- -------------------
1     To be added only if the transaction does not close flat.

2     To be added only if delayed delivery contracts are contemplated.

                                       1

            The Underwriters will pay for the Offered Securities [(LESS ANY OFFERED SECURITIES SOLD PURSUANT TO DELAYED DELIVERY CONTRACTS)](2) upon delivery thereof at the offices of _______________________________, at ____ a.m.
(__________ time) on __________, 199__, or at such other time, not later than 5:00 p.m. (__________ time) on __________, 199__, as shall be designated by the
Manager. The time and date of such payment and delivery are hereinafter referred to as the Closing Date.

            The Offered Securities shall have the terms set forth in the Prospectus dated __________, 199__, and the Prospectus Supplement dated __________, 199__, including the following:

Terms of Offered Securities

      Maturity Date:

      Interest Rate:

      Interest Payment Dates: __________ and
                              __________ commencing
                              __________
                             [(INTEREST ACCRUES FROM
                              __________)](3)

      Redemption Provisions:

      Form and Denomination:

      [OTHER TERMS:]

            [THE COMMISSION TO BE PAID TO THE UNDERWRITERS IN RESPECT OF THE OFFERED SECURITIES PURCHASED PURSUANT TO DELAYED DELIVERY CONTRACTS ARRANGED BY THE UNDERWRITERS SHALL BE ____% OF THE PRINCIPAL AMOUNT OF THE OFFERED SECURITIES SO PURCHASED.](4)

            All provisions contained in the document entitled Sysco Corporation Underwriting Agreement Standard Provisions (Debt Securities) dated June 1995, a copy of which is attached hereto, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein, except that (i) if any term defined in such document is otherwise defined herein, the definition set forth herein shall control, (ii) all references in such document to a type of security that is not an Offered Security shall not be deemed to be a part of this Agreement and (iii) all references in such document to a type of
- ---------------
3     To be added only if the transaction does not close flat.

4     To be added only if delayed delivery contracts are contemplated.

                                       2

agreement that has not been entered into in connection with the transactions contemplated hereby shall not be deemed to be a part of this Agreement.

            Please confirm your agreement by having an authorized officer sign a copy of this Agreement in the space set forth below.

                                             Very truly yours,

                                             [NAME OF LEAD MANAGERS]

                                             Acting severally on behalf of
                                               themselves and the several
                                               Underwriters named herein

                                             By:[NAME OF EXECUTING LEAD MANAGER]


                                                 By: ___________________________
                                                      Name:
                                                      Title:

Accepted:

SYSCO CORPORATION

By: ___________________________
      Name:
      Title:

                                SYSCO CORPORATION

                             UNDERWRITING AGREEMENT

                               STANDARD PROVISIONS
                                (DEBT SECURITIES)

                                    June 1995

            From time to time, Sysco Corporation, a Delaware corporation (the "Company"), may enter into one or more underwriting agreements that provide for the sale of designated securities to the several underwriters named therein. The standard provisions set forth herein may be incorporated by reference in any such underwriting agreement (an "Underwriting Agreement"). The Underwriting Agreement, including the provisions incorporated therein by reference, is herein sometimes referred to as this Agreement. Terms defined in the Underwriting Agreement are used herein as therein defined.

            The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement, including a prospectus, relating to the Debt Securities and has filed with, or transmitted for filing to, or shall promptly hereafter file with or transmit for filing to, the Commission a prospectus supplement (the "Prospectus Supplement") specifically relating to the Offered Securities pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Securities Act"). The term Prospectus Supplement includes any abbreviated term sheet, confirmation or any other documents required to be filed in accordance with Rule 434 of the Securities Act which supplement or amend the Basic Prospectus as hereinafter defined. The term "Registration Statement" means the registration statement, including the exhibits thereto, as amended to the date of this Agreement. The term "Basic Prospectus" means the prospectus included in the Registration Statement in the form included therein or, if different, in the form first filed pursuant to Rule 424(b) under the Securities Act in respect of the Offered Securities. The term "Prospectus" means, except where specifically provided otherwise herein, the Basic Prospectus together with the Prospectus Supplement. The term "preliminary prospectus" means the Basic Prospectus together with a preliminary prospectus supplement specifically relating to the Offered Securities. As used herein, the terms "Basic Prospectus," "Prospectus" and "preliminary prospectus" shall include in each case the documents incorporated by reference therein. The terms "supplement," "amendment" and "amend" as used herein shall include all documents deemed to be incorporated by reference in the Prospectus that are filed subsequent to the date of this Agreement by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

            The term Contract Securities means the Offered Securities, if any, to be purchased pursuant to the delayed delivery contracts substantially in the form of Schedule I hereto, with such changes therein as the Company may approve (the "Delayed Delivery Contracts"). The term "Underwriters' Securities" means the Offered Securities other than Contract Securities.

      1. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to and agrees with each of the Underwriters that:

            (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

            (b) (i) Each document filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) the Registration Statement and the Prospectus comply, and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the applicable rules and regulations of the Commission thereunder, (iii) the Registration Statement did not or does not contain, as of its effective date, as of the date of filing of any subsequent Annual Report on Form 10-K of the Company or as of the date of this Agreement, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 1(b) do not apply (A) to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by or on behalf of such Underwriter expressly for use therein or (B) to that part of the Registration Statement that constitutes the Statement of Eligibility (Form T-1) under the Trust Indenture Act of each of the Trustees.

            (c) The Company and each subsidiary has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation. The Company and each subsidiary has the corporate power and authority, and has obtained all necessary authorizations, approvals, orders, licenses, franchises, certificates and permits of and from all governmental regulatory officials and bodies ("Permits"), to own, lease and operate its property and to conduct its business as described in the Registration Statement and Prospectus, except where the failure to have obtained such Permits would not have a material adverse effect on the Company and its subsidiaries taken as a whole. The Company and each subsidiary has fulfilled and performed all its current material obligations with respect to such Permits, and no event has occurred that allows, or after notice or lapse of time, or both, would allow, revocation or termination thereof or result in any other material impairment of the rights of the holder of any such Permit, except for such failures to perform or such revocations, terminations or material impairments would not have a material adverse effect on the Company and its subsidiaries taken as a whole, subject in each case to such qualification as may be set forth in the Registration Statement and the Prospectus. The Company and each subsidiary is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company and its subsidiaries, taken as a whole. All of the issued and outstanding capital stock of each such subsidiary has been duly authorized and validly issued and is fully paid and non-assessable, and all such capital stock (other than directors' qualifying shares) is owned by the Company, directly or through subsidiaries, free and clear of any mortgage, pledge, lien, encumbrance, claim or equity. The Company and each of its subsidiaries own, or possess adequate rights to use, all trademarks, service marks and other rights necessary for the conduct of their business as presently conducted and described in the Registration Statement and the Prospectus, and neither the Company nor any of its subsidiaries has received any notice of conflict with the asserted rights of others in any such respect that would materially adversely affect the business of the Company and its subsidiaries taken as a whole and neither the Company nor any of its subsidiaries knows of any basis therefor. The property and business of the Company and its subsidiaries, taken as a whole, conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus.

            (d) This Agreement has been duly authorized, executed and delivered by the Company.

            (e) Each of the Senior Debt Indenture (together with any amendment or supplement thereto, the "Senior Debt Indenture") and the Subordinated Debt Indenture (together with any amendment or supplement thereto, the "Subordinated Debt Indenture"), as applicable, has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

            (f) The Delayed Delivery Contracts, if any, have been duly authorized, executed and delivered by the Company and are valid and binding agreements of the Company, enforceable in accordance with their respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

            (g) The Offered Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the relevant Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, in the case of the Underwriters' Securities, or by institutional investors in accordance with the terms of the Delayed Delivery Contracts, in the case of the Contract Securities, will be entitled to the benefits of the relevant Indenture and will be valid and binding obligations of the Company, in each case enforceable in accordance with their terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration, if any, and the availability of equitable remedies may be limited by equitable principles of general applicability; and the Offered Securities and the applicable Indenture conform to the descriptions thereof in the Prospectus.

            (h) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Delayed Delivery Contracts, the Senior Debt Indenture, the Subordinated Debt Indenture and the Offered Securities (each to the extent applicable)
      (A) will not contravene (i) any provision of applicable law or (ii) the certificate of incorporation or by-laws of the Company or any subsidiary or (iii) any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or (iv) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, (B) will not result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject which would have a material adverse effect on the Company and its subsidiaries, taken as a whole, and (C) does not require any consent, approval, authorization or order of, or qualification with, any governmental body or agency for the performance by the Company of its obligations under this Agreement, the Delayed Delivery Contracts, the Senior Debt Indenture, the Subordinated Debt Indenture or the Offered Securities, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Offered Securities.

            (i) There has not occurred any material adverse change in the condition, financial or otherwise, or in the earnings, business, operations or business prospects of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus.

            (j) There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described and, to the best of the Company's knowledge, no such proceedings are threatened. There are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement or a document incorporated or deemed incorporated by reference therein that are not described, filed or incorporated as required.

            (k) The Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida) and all regulations promulgated thereunder relating to issuers doing business with the Government of Cuba or with any person or any affiliate located in Cuba.

            (l) The consolidated financial statements included in the Registration Statement and the Prospectus present fairly, in all material respects, the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved, except as indicated therein; and the financial statement schedules incorporated by reference in the Registration Statement present fairly, in all material respects, the information required to be stated therein.

            (m) Neither the Company nor any of its subsidiaries (i) is in violation of its or any of their charters or bylaws, or (ii) is in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of its subsidiaries or of any judgment or decree of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries, except for such violations as would not have a material adverse effect on the Company and its subsidiaries taken as a whole, or (iii) is in default (and no event has occurred that with notice or lapse of time, or both, would constitute a default) in any respect in the due performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it or any of them is a party or by which it or any of them or their properties may be bound, except for such defaults as would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

            (n) The Company has not distributed and, prior to the latest to occur of (i) the Closing Date and (ii) the completion of the Company's distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement, the Prospectus or other materials permitted by the Act.

            (o) Neither the Company nor any of its subsidiaries is an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended, and the Rules and Regulations thereunder.

            (p) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

            (q) Neither the Company nor any of its subsidiaries is involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened that would require disclosure in a Prospectus (including documents incorporated by reference therein).

            (r) Each of the Company and its subsidiaries has filed all federal, state and local tax returns that are required to be filed or has obtained extensions thereof, and has paid all taxes shown on such returns and all assessments received by it to the extent that the same have become due or is contesting such taxes in good faith by appropriate proceedings.

            (s) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event"

      (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur any material liability under (A) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (B) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

            (t) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of solid wastes, hazardous wastes or hazardous substances by the Company or any of its subsidiaries (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or its subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, or would not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions, a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and its subsidiaries, taken as a whole; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its subsidiaries or with respect to which the Company has knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have or would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and its subsidiaries, taken as a whole; and the terms "solid wastes", "hazardous wastes" and "hazardous substances" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

      2. DELAYED DELIVERY CONTRACTS. If the Prospectus provides for sales of Offered Securities pursuant to Delayed Delivery Contracts, the Company hereby authorizes the Underwriters to solicit offers to purchase Contract Securities pursuant to Delayed Delivery Contracts on the terms and subject to the conditions set forth in the Prospectus. Delayed Delivery Contracts may be entered into only with institutional investors approved by the Company of the types set forth in the Prospectus. On the Closing Date, the Company will pay to the Manager as compensation for the accounts of the Underwriters the commission set forth in the Underwriting Agreement in respect of the Contract Securities. The Underwriters will not have any responsibility in respect of the validity or the performance of any Delayed Delivery Contracts.

      The Manager shall submit to the Company, at least two business days prior to the Closing Date, the names of any institutional investors with which it is proposed that the Company enter into Delayed Delivery Contracts and the principal amount of Offered Securities to be purchased by each of them, and the Company will advise the Manager, at least one business day prior to the Closing Date, of the names of the institutions with which the making of Delayed Delivery Contracts is approved by the Company and the principal amount of Offered Securities to be covered by each such Delayed Delivery Contract.

      If the Company executes and delivers Delayed Delivery Contracts with institutional investors, the aggregate amount of Offered Securities to be purchased by the several Underwriters shall be reduced by the aggregate amount of Contract Securities; such reduction shall be applied to the commitment of each Underwriter pro rata in proportion to the amount of Offered Securities set forth opposite such Underwriter's name in the Underwriting Agreement, except to the extent that the Manager determines that such reduction shall be applied in other proportions and so advises the Company; PROVIDED, HOWEVER, that the total amount of Offered Securities to be purchased by all Underwriters shall be the aggregate amount set forth above, less the aggregate amount of Contract Securities.

      3. PUBLIC OFFERING. The Company is advised by the Manager that the Underwriters propose to make a public offering of their respective portions of the Underwriters' Securities as soon after this Agreement has been entered into as in the Manager's judgment is advisable. The terms of the public offering of the Underwriters' Securities are set forth in the Prospectus.

      4. PURCHASE AND DELIVERY. Except as otherwise provided in this Section or in the Underwriting Agreement, payment for the Underwriters' Securities shall be made by wire transfer or by certified or official bank check or checks payable to the order of the Company in immediately available funds at the time and place set forth in the Underwriting Agreement, upon delivery to the Manager for the respective accounts of the several Underwriters of the Underwriters' Securities, registered in such names and in such denominations as the Manager shall request in writing not less than one full business day prior to the date of delivery, with any transfer taxes payable in connection with the transfer of the Underwriters' Securities to the Underwriters duly paid. The obligations of the Underwriters to purchase the Underwriters' Securities are several and not joint.

      Delivery on the Closing Date of any Underwriters' Securities that are Debt Securities in bearer form shall be effected by delivery of a single temporary global Debt Security without coupons (the "Global Debt Security") evidencing the Underwriters' Securities that are Debt Securities in bearer form to a common depositary for Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euro-clear System ("Euro-clear"), and for Centrale de Livraison de Valeurs Mobilieres S.A. ("CEDEL") for credit to the respective accounts at Euro-clear or CEDEL of each Underwriter or to such other accounts as such Underwriter may direct. Any Global Debt Security shall be delivered to the common depositary for the account of the several Underwriters not later than the Closing Date, against payment of funds to the Company in the net amount due to the Company for such Global Debt Security by the method and in the form set forth in the Underwriting Agreement. The Company shall cause definitive Debt Securities in bearer form to be prepared and delivered in exchange for such Global Debt Security in such manner and at such time as may be provided in or pursuant to the relevant Indenture; PROVIDED, HOWEVER, that the Global Debt Security shall be exchangeable for definitive Debt Securities in bearer form only on or after the date specified for such purpose in the Prospectus.

      5. CONDITIONS TO CLOSING. The several obligations of the Underwriters hereunder are subject to the following conditions:

            (a) Subsequent to the execution and delivery of the Underwriting Agreement and prior to the Closing,

                  (i) there shall not have occurred any downgrading in the
            rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act, nor any public announcement that any such organization has under surveillance or review its rating of any of the Company's securities with implications of a downgrading in such rating;

                  (ii) there shall not have occurred any change in the
            condition, financial or otherwise, or in the earnings, business, operations or business prospects, of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (which for purposes of this Section 5 (a)(ii) is comprised of the Basic Prospectus, as amended and supplemented as of the date of this Agreement), that, in the reasonable judgment of the Manager, is material and adverse; and

                  (iii) there shall not have been issued any stop order
            suspending the effectiveness of the Registration Statement or of any part thereof and no proceedings for that purpose shall have been instituted or pending or, to the knowledge of the Company, shall be contemplated by the Commission.

            (b) The Manager shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in clause (a) above and to the effect that (A) the representations and warranties of the Company contained in this Agreement are true and correct in all material respects as of the Closing Date; PROVIDED, that for purposes of such certificate, the term "Prospectus" in the representation and warranty contained in Section 1(b)(i) hereof shall mean the Basic Prospectus, as amended and supplemented as of the date of this Agreement, and (B) that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied on or before the Closing Date. The officer signing and delivering such certificate may rely upon the best of his knowledge as to proceedings threatened.

            (c) The Manager shall have received on the Closing Date an opinion of Thomas P. Kurz, Esquire, General Counsel for the Company, dated the Closing Date, to the effect that:

                  (i) the Company has been duly incorporated, is validly
            existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority to own, lease and operate its property and to conduct its business as described in the Registration Statement and Prospectus and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to be so registered and qualified would not have a material adverse effect on the Company and its subsidiaries taken as a whole;

                  (ii) each of the subsidiaries of the Company is a corporation duly organized and validly existing in good standing under the laws of the jurisdiction of its organization, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to be so registered and qualified would not have a material adverse effect on the Company and its subsidiaries taken as a whole, and all of the outstanding shares of capital stock of, or other equity securities in, each of the subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and are owned by the Company directly, or indirectly through one of the other subsidiaries, free and clear of any perfected security interest, or, to the best knowledge of such counsel, any other security interest, lien, adverse claim, equity or other encumbrance;


                  (iii) all the outstanding shares of capital stock of the
            Company have been duly authorized and validly issued and are fully paid and nonassessable;

                  (iv) this Agreement has been duly authorized, executed and delivered by the Company;

                  (v) the Senior Debt Indenture or the Subordinated Debt
            Indenture, as applicable, has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as (A) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (B) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

                  (vi) the Delayed Delivery Contracts have been duly authorized, executed and delivered by the Company and are valid and binding agreements of the Company, enforceable in accordance with their respective terms except as (A) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (B) the availability of equitable remedies may be limited by equitable principles of general applicability;
                                        9

                  (vii) the Offered Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the relevant Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, in the case of Underwriters' Securities, or by institutional investors in accordance with the terms of the Delayed Delivery Contracts, in the case of the Contract Securities, will be entitled to the benefits of the relevant Indenture and will be valid and binding obligations of the Company, in each case enforceable in accordance with their terms except as (A) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (B) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability; and, to the best knowledge of such counsel, there are no preemptive or similar rights that entitle any person to acquire any Securities upon the issuance thereof by the Company;

                  (viii) the Registration Statement and all post-effective
            amendments, if any, have become effective under the Act and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending before or contemplated by the Commission;

                   (ix) the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Delayed Delivery Contracts, the relevant Indenture and the Offered Securities will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or, to the best of such counsel's knowledge, any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Delayed Delivery Contracts, the relevant Indenture or the Offered Securities, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Offered Securities;

                  (x) to the best knowledge of such counsel, neither the Company nor any of its subsidiaries (A) is in violation of its certificate or articles of incorporation or bylaws, or other organizational documents, (B) is in breach of, or in default (nor has an event occurred that with notice, lapse of time or both would constitute such a default) under, any indenture, mortgage, deed of trust, note, bond, debenture, bank loan or credit agreement, or any other evidence of indebtedness, agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of them or any of their property is or may be bound or affected, (C) is in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of its subsidiaries or of any decree of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries or (D) has received any notice of conflict with the asserted rights of others in respect of trademarks, service marks or other rights necessary for the conduct of their business, in each case in which such breach, default, violation or conflict would have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and its subsidiaries, taken as a whole;

                  (xi) no consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official is required on the part of the Company for the valid issuance and sale of the Offered Securities to you pursuant to this Agreement other than (A) the registration of the Offered Securities under the Act, (B) qualification of the Indenture under the Trust Indenture Act and (C) compliance with the securities or Blue Sky laws of various jurisdictions;

                  (xii) the statements (1) in the Prospectus under the captions
            "Description of Debt Securities" and "Plan of Distribution", (2) in "Item 3 - Legal Proceedings" of the Company's most recent annual report on Form 10-K incorporated by reference in the Prospectus and
            (3) in "Item 1 - Legal Proceedings" of Part II of the Company's quarterly reports on Form 10-Q, if any, filed since such annual report, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

                  (xiii) after due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement or a document incorporated or deemed incorporated by reference therein that are not described, filed or incorporated as required;

                  (xiv) except as described in the Prospectus, such counsel does not know of any holder of any securities of the Company or any other person who has the right, contractual or otherwise, to cause the Company to issue to such holder or such person, or permit such holder or such person to underwrite the sale of, any shares of capital stock or other securities of the Company upon and as the result of the issuance and sale of the Offered Securities to you hereunder or the right to require registration under the Act of an offering of shares of capital stock or other securities of the Company as a result of the filing of the Registration Statement;

                  (xv) (A) such counsel (1) is of the opinion that each
            document, if any, filed pursuant to the Exchange Act and incorporated by reference in the Prospectus (except for financial statements and schedules included therein as to which such counsel need not express any opinion) complied when so filed as to form in all material respects with the

            Exchange Act and the applicable rules and regulations of the Commission thereunder and (2) is of the opinion that the Registration Statement and Prospectus (except for financial statements and schedules included therein as to which such counsel need not express any opinion), comply as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (B) nothing has come to the attention of such counsel that causes such counsel to believe that (except for financial statements and schedules as to which such counsel need not express any belief and except for that part of the Registration Statement that constitutes a Form T-1) (1) the Registration Statement, as of the date of filing of any subsequent Annual Report on Form 10-K of the Company or as of the date of this Agreement, contained or contains any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (2) the Prospectus as of the date thereof and the date such opinion is delivered contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (xvi) to the best knowledge of such counsel, each of the
            Company and its subsidiaries holds all necessary governmental authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental regulatory officials and bodies for the conduct of the material businesses in which it is engaged and owns, or possesses adequate rights to use, all material rights necessary for the conduct of such businesses, and to such counsel's knowledge, none of the Company or its subsidiaries has received any notice of conflict with the asserted rights of others in respect thereto, except where the failure to hold, or the conflict with the asserted rights of others with respect to, such authorizations, approvals, orders, licenses, certificates, franchises or permits, would not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and its subsidiaries, taken as a whole.

            In rendering the opinions described in this Section 5(c) as to the enforceability of the Senior Debt Indenture, the Subordinated Debt Indenture, the Delayed Delivery Contracts and the Offered Securities, such counsel may assume that the laws of the State of Texas are the same as the laws of the State of New York and that such enforcement is sought in an action brought in any Federal or state court in the borough of Manhattan, city of New York, having jurisdiction of the subject matter and applying the laws of the State of New York.

      (d) The Manager shall have received on the Closing Date an opinion of Arnall, Golden & Gregory, special counsel for the Company, dated the Closing Date, covering the matters referred to in subparagraphs (iv), (v), (vi), (vii) (other than the final clause thereof), (xii) (but only as to the statements in the Prospectus under "Description of Debt Securities" and "Plan of Distribution") and (xv)(A)(2) and (B) of paragraph (c) above and to the effect that the Registration Statement has become effective under the Securities Act, the Prospectus was filed with the Commission pursuant to Rule 424(b) on the date specified in such opinion, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued and no proceedings for that purpose have been instituted or pending under the Securities Act and to the effect that such counsel is of any opinion ascribed to it in the Prospectus with respect to tax matters; PROVIDED, HOWEVER, that in rendering opinions as to the enforceability of the Senior Debt Indenture, the Subordinated Debt Indenture, the Delayed Delivery Contracts and the Offered Securities, such counsel may assume that the laws of the State of Georgia are the same as the laws of the State of New York and that such enforcement is sought in an action brought in any Federal or state court in the borough of Manhattan, city of New York, having jurisdiction of the subject matter and applying the laws of the State of New York.

      (e) The Manager shall have received on the Closing Date an opinion of Baker & Botts, L.L.P., special counsel for the Underwriters, dated the Closing Date, covering the matters referred to in subparagraphs (iv), (v), (vi), (vii) (other than the final clause thereof), (xii) (but only as to the statements in the Prospectus under "Description of Debt Securities" and "Plan of Distribution") and (xv)(A)(2) and (B) (but only as of the date of this Agreement) of paragraph (c) above and to the effect that the Registration Statement has become effective under the Securities Act, the Prospectus was filed with the Commission pursuant to Rule 424(b) on the date specified in such opinion, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued and no proceedings for that purpose have been instituted or are pending under the Securities Act.

      With respect to the subparagraph (xv) of paragraph (c) above, the General Counsel for the Company, the special counsel for the Company and special counsel for the underwriters may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification, except as specified.

      (f) The Manager shall have received on the day that pricing of the Offered Securities is determined, a letter, dated such date, in form and substance satisfactory to the Manager, from the Company's independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Prospectus.

      (g) The Manager shall have received on Closing Date a letter, dated the Closing Date, in form and substance satisfactory to the Manager, from the Company's independent public accountants, containing statements and information of the type ordinarily included in accountants' "bring down comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Prospectus.

      (h) The Prospectus Supplement shall have been filed or transmitted for filing with the Commission pursuant to Rule 424(b) under the Securities Act within the applicable time period described therefor by the rules and regulations under the Securities Act.

      6. COVENANTS OF THE COMPANY. In further consideration of the agreements of the Underwriters herein contained, the Company covenants as follows:

      (a) To furnish the manager and counsel for the Underwriters, without charge, a signed copy of the Registration Statement and three conformed copies (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and, during the period mentioned in paragraph (c) below, as many copies of the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto or to the Registration Statement as the Manager may reasonably request.

      (b) Before amending or supplementing the Registration Statement or the Prospectus with respect to the Offered Securities, to furnish to the Manager a copy of each such proposed amendment or supplement, to afford the Manager a reasonable opportunity to comment thereon and not to file any such proposed amendment or supplement to which the Manager reasonably objects. The Company shall give notice to the Manager of the filing of any such amendment or supplement.

      (c) To advise the Manager promptly of the institution by the Commission of any stop order proceedings with respect to the Registration Statement or of any part thereof and to use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

      (d) During the period of five years hereafter, the Company will furnish to the Manager and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Manager (i) as soon as available, a copy of each report or definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as you may reasonably request.

      (e) If, during such period after the first date of the public offering of the Offered Securities as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare, file with the Commission and furnish to the Underwriters, and to the dealers (whose names and addresses the Manager will furnish to the Company) to which Offered Securities may have been sold by the Manager on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law. Neither the Manager's consent
                                       14

to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 5.

      (f) To endeavor to qualify the Offered Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Manager shall reasonably request and to maintain such qualification for as long as the Manager shall reasonably request.

      (g) To make generally available to its security holders and to the Manager as soon as practicable an earning statement covering a twelve-month period beginning on the first day of the first full fiscal quarter after the date of this Agreement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder. If the date of this Agreement is within the last fiscal quarter of the Company's fiscal year, such earning statement shall be made available not later than 90 days after the close of the period covered thereby and in all other cases shall be made available not later than 45 days after the close of the period covered thereby.

      (h) During the period beginning on the date of the Underwriting Agreement and continuing to and including the date 14 days after the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company or warrants to purchase debt securities of the Company similar to the Offered Securities (other than (i) the Offered Securities and (ii) commercial paper issued in the ordinary course of business), without the prior written consent of the Manager.

      (i) To apply the net proceeds from the sale of the Securities as set forth in the Prospectus.

      (j) To not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of its capital stock or debt securities to facilitate the sale or resale of the Offered Securities.

      (k) Whether or not any sale of Offered Securities is consummated, to pay all expenses incident to the performance of its obligations under this Agreement, including: (i) the preparation and filing of the Registration Statement and the Prospectus and all amendments and supplements thereto, (ii) the preparation, issuance and delivery of the Offered Securities, (iii) the reasonable fees and disbursements of the Company's counsel and accountants and of the Trustee and its counsel, (iv) the qualification of the Offered Securities under securities or Blue Sky laws in accordance with the provisions of Section 6(f), including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any Blue Sky Memoranda, (v) the printing and delivery to the Underwriters in quantities as hereinabove stated of copies of the Registration Statement and all amendments thereto and of the Prospectus and any amendments or supplements thereto, (vi) the printing and delivery to the Underwriters of copies of any Blue Sky Memoranda, (vii) any fees charged by rating agencies for the rating of the Offered Securities and (viii) the fees and expenses, if any, in connection with the listing of the Offered Securities on any securities exchange.

                                       15

      7. INDEMNIFICATION AND CONTRIBUTION. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by any Underwriter or any such controlling person in connection with investigating, preparing or defending any such action or claim, which shall be reimbursed as incurred) caused by or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by or arising out of any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Company by or on behalf of such Underwriter expressly for use therein; PROVIDED, HOWEVER, that the foregoing indemnity with respect to the preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Offered Securities, or any person controlling such Underwriter, if a copy of the Prospectus as then amended or supplemented, if the Company shall have furnished any amendments or supplements thereto (exclusive of material incorporated by reference), was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Offered Securities to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities, unless the Company shall not have provided copies of such Prospectus (as so amended or supplemented) in compliance with Section 6(d).

      (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Underwriter, but only with reference to information furnished in writing to the Company by or on behalf of such Underwriter expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

      (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) above, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have
                                       16

mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Manager, in the case of parties indemnified pursuant to paragraph
(a) above, and by the Company, in the case of parties indemnified pursuant to paragraph (b) above. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability or claims that are the subject matter of such proceeding.

      (d) To the extent the indemnification provided for in paragraph (a) or (b) of this Section is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Offered Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Offered Securities (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus Supplement bear to the aggregate pubic offering price of the Offered Securities. The relative fault of the Company on the one hand and of the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the respective principal amounts of Offered Securities they have purchased hereunder, and not joint.

                                       17

      (e) The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

      8. TERMINATION. This Agreement shall be subject to termination, by notice given by the Manager to the Company, if after the execution and delivery of the Underwriting Agreement and prior to the Closing (a) trading generally shall have been suspended or materially limited on or by the New York Stock Exchange, (b) trading of any securities of the Company shall have been suspended on the principal exchange or market on which any such securities are traded, (c) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (d) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets that, in the reasonable judgment of the Manager, is material and adverse and makes it, in the reasonable judgment of the Manager, impracticable to market the Offered Securities on the terms and in the manner contemplated in the Prospectus.

      9. DEFAULTING UNDERWRITERS. If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Underwriters' Securities that it has or they have agreed to purchase hereunder on such date, and the aggregate amount of Underwriters' Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate amount of the Underwriters' Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the amount of Underwriters' Securities set forth opposite their respective names in the Underwriting Agreement bears to the aggregate amount of Underwriters' Securities set forth opposite the names of all such nondefaulting Underwriters, or in such other proportions as the Manager may specify, to purchase the Underwriters' Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; PROVIDED that in no event shall the amount of Underwriters' Securities that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 9 by an amount in excess of one-ninth of such amount of Underwriters' Securities without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Underwriters' Securities and the

                                       18

aggregate amount of Underwriters' Securities with respect to which such default occurs is more than one-tenth of the aggregate amount of Underwriters' Securities to be purchased on such date, and arrangements satisfactory to the Manager and the Company for the purchase of such Underwriters' Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any nondefaulting Underwriter or the Company. In any such case, either the Manager or the Company shall have the right to postpone the Closing Date but in no event for long than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

      If this Agreement shall be terminated by the Underwriters, or any of them, pursuant to Section 8(b) or if the purchase of the Underwriters' Securities by the Underwriters is not consummated because of any failure or refusal on the part of the Company to comply with the terms or because any of the conditions of this Agreement are not fulfilled, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering of the Offered Securities.

      10. REPRESENTATIONS AND INDEMNITIES TO SURVIVE. The respective indemnity and contribution agreements and the representations, warranties and other statements of the Company and the Underwriters set forth in this Agreement will remain in full force and effect, regardless of any termination of this Agreement, any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 7 and delivery of and payment for the Offered Securities.

      11. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder. No purchaser of Offered Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

      12. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

      13. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

      14. HEADINGS. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.
                                       19

      15. NOTICES. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or faxed and confirmed to the Manager at the address set forth in any related underwriting agreement, or, if sent to the Company, will be mailed, delivered or faxed and confirmed to it at Sysco Corporation, 1390 Enclave Parkway, Houston, Texas 77077-2099, Attention:
General Counsel; PROVIDED, HOWEVER, that any notice to an Underwriter pursuant to Section will be mailed, delivered or faxed and confirmed to such Underwriter.

                                                                      Schedule I

                            DELAYED DELIVERY CONTRACT
                                                               __________, 199__

Ladies and Gentlemen:

            The undersigned hereby agrees to purchase from Sysco Corporation, a Delaware corporation (the "Company"), and the Company agrees to sell to the undersigned the Company's securities described in Schedule A annexed hereto (the "Securities"), offered by the Company's Prospectus dated __________, 19___ and Prospectus Supplement dated __________, 19___, receipt of copies of which are hereby acknowledged, at a purchase price stated in Schedule A and on the further terms and conditions set forth in this Agreement.

            The undersigned will purchase from the Company Securities in the amounts and on the delivery dates set forth in Schedule A. Each such date on which Securities are to be purchased hereunder is hereinafter referred to as a "Delivery Date."

            Payment for the Securities, which the undersigned has agreed to purchase on each Delivery Date, shall be made to the Company or its order by wire transfer or by certified or official bank check or checks in immediately available funds at the office of ____________________, _________________________________________________, at _____ A.M. (__________
time) on the Delivery Date, upon delivery to the undersigned of the Securities to be purchased by the undersigned on the Delivery Date, in such denominations and registered in such names as the undersigned may designate by written or facsimile communication addressed to the Company not less than five full business days prior to such Delivery Date.

            The obligation of the undersigned to take delivery of and make payment for the Securities on each Delivery Date shall be subject only to the conditions that (i) the purchase of Securities to be made by the undersigned shall not at the time of delivery be prohibited under the laws of the jurisdiction to which the undersigned is subject and (ii) the Company shall have sold, and delivery shall have taken place to the underwriters (the "Underwriters") named in the Prospectus Supplement referred to above of, such part of the Securities as is to be sold to them. The undersigned represents that its purchase of Securities is not, as of the date hereof, prohibited under the laws of any jurisdiction to which the undersigned is subject. Promptly after completion of sale and delivery to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinions of counsel for the Company referred to in Sections 5 (c) and (d) of the Underwriting Agreement and delivered to the Underwriters in connection therewith.

            Failure to take delivery of and make payment for Securities by any purchaser under any other Delayed Delivery Contract shall not relieve the undersigned of its obligations under this Agreement.

            This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

            It is understood that the acceptance of this Agreement and any similar Delayed Delivery Contract is in the Company's sole discretion, and, without limiting the foregoing, need not be on a first-come , first-served basis. If this Agreement is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding agreement, as of the date first above written, between the Company and the undersigned when such counterpart is so mailed or delivered.

            This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.


                                              Yours very truly,

                                              ________________________________
                                                 (Purchaser)

                                              By: ____________________________
                                              Name:
                                              Title:

                                              ________________________________
                                              ________________________________
                                              ________________________________
                                              (Address)

ACCEPTED:

SYSCO CORPORATION


By: ______________________________
      Name:
      Title:

            PURCHASER --- PLEASE COMPLETE AT TIME OF SIGNING


            The name and telephone and department of the representative of the Purchaser with whom details of delivery on the Delivery Date may be discussed is as follows: (Please Print)

                      Telephone No.
      Name        (Including Area Code)         Department

                                                                      SCHEDULE A
                     PRINCIPAL AMOUNTS
     SECURITIES       TO BE PURCHASED     PURCHASE PRICE         DELIVERY

                                       4